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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)   May 18, 1995
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                         SECURITY CAPITAL PACIFIC TRUST
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             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


          0-4254                                       74-6056896
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 (Commission File Number)                  (I.R.S. Employer Identification No.)


    7777 Market Center Avenue, El Paso, Texas                    79912
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     (Address of Principal Executive Offices)                  (Zip Code)


                                 (915) 877-3900
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     On May 18, 1995, Security Capital Pacific Trust, a Maryland real estate investment trust ("PTR"), announced the pricing of an offering of its Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $1.00 par value per share (the "Preferred Shares"). Copies of the announcement, the underwriting agreement relating to the Preferred Shares and the Articles Supplementary governing the Preferred Shares are included as exhibits hereto and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.
                                                                      SEQUENTIAL
     EXHIBIT NO.  DOCUMENT DESCRIPTION                                 PAGE NO.
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     99.1      Press Release dated May 18, 1995.

     99.2      Underwriting Agreement dated May 17, 1995 among
               Goldman, Sachs & Co., Dean Witter Reynolds Inc., A.G. Edwards & Sons, Inc., PaineWebber Incorporated and
               Prudential Securities Incorporated and Security Capital Pacific Trust.

     99.3 Articles Supplementary dated as of May 17, 1995 with respect to the Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $1.00 par value per share, of Security Capital Pacific Trust.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SECURITY CAPITAL PACIFIC TRUST



Dated:  May 22, 1995                  By: /s/ C. RONALD BLANKENSHIP
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                                          C. Ronald Blankenship
                                          Chairman